INCOME TAXES	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 19 — INCOME TAXES

The Company has incurred net operating losses since inception. At December 31, 2025 and 2024, the Company had available federal and state net operating loss carryforwards of approximately $23,700,000 and $16,800,000, respectively. The federal net operating losses will carry forward indefinitely.

Pursuant to Code Sec. 382 of the Internal Revenue Code (“the Code”), the utilization of our net operating loss carryforwards could be limited as a result of a cumulative change in stock ownership of more than 50% over a three-year period. We have not completed a Sec. 382 study and as such our net operating loss carry forwards may be subject to such limitation.

Our provision (benefit) for income taxes for the years ended December 31, 2025 and 2024 was as follows:

	December 31, 2025	December 31, 2024 (as restated)
Current Federal and State	$-	$-
Deferred Federal and State	-	-
Total (benefit) provision for income taxes	$-	$-

A reconciliation of our effective income tax rate and statutory income tax rate for the years ended December 31, 2025 and 2024 is as follows:

	December 31, 2025	December 31, 2024 (as restated)
Federal tax	21.0%	21.0%
State tax	6.5%	6.5%
Non-deductible loss on extinguishment of debt	(4.0)%	-%
Permanent items	(1.3)%	(0.6)%
Valuation Allowance	(22.2)%	(26.9)%
Effective income tax rate	-%	-%

The significant components of our deferred tax assets and liabilities for Federal and state income taxes consisted of the following:

	December 31, 2025	December 31, 2024 (as restated)
Deferred tax assets
Share-based compensation	$2,874,700	$1,614,800
Loss carryforward	6,521,600	4,620,400
Accrued payroll	241,600	241,600
Other	30,100	-
Valuation Allowance	(8,910,100)	(5,838,900)
Total deferred tax assets	$757,900	$637,900

Deferred tax liabilities
Fixed assets	$(757,900)	$(637,900)
	-	-
Total deferred tax liabilities	$(757,900)	$(637,900)

Total net deferred income tax assets (liabilities)	$-	$-

The valuation allowance reflects limitations on our ability to use the tax attributes and reduces the value of such attributes to the more-likely-than-not realizable amount. We assessed the available positive and negative evidence to estimate if sufficient taxable income will be generated to use the existing net deferred tax assets. Based on a weighting of the objectively verifiable negative evidence primarily in the form of cumulative operating losses, we believe that it is not more likely than not that the deferred tax assets will be realized and, accordingly, a full valuation allowance has been established. The valuation allowance increased by $3,071,200 and $1,631,800 for the years ended December 31, 2025 and 2024, respectively.

The Company recognizes potential liabilities for uncertain tax positions using a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% of being realized upon settlement. We have not recorded any uncertain tax positions. The Company’s tax returns for the year 2025 have not yet been filed and therefore remain open to examination by the relevant taxing authorities once filed. As of December 31, 2025 and 2024, the Company had no accrued penalties or interest related to uncertain tax positions.

The Company files U.S. Federal income tax returns, as well as state tax returns for Maryland. There are currently no income tax examinations underway for these jurisdictions. However, tax years from and including 2022 remain open for examination by federal and state income tax authorities.